                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                  JULY 9, 1996

                          ___________________________


                               THE COMPANY DOCTOR
             (Exact name of registrant as specified in its charter)



       DELAWARE                      1-14150                    72-1234136

(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



                                   SUITE 1800
                              5215 NORTH O'CONNOR
                              IRVING, TEXAS 75039
                    (Address of principal executive offices)



                                 (214) 401-8300
              (Registrant's telephone number, including area code)




                                  SUITE 100
                               1200 E. COPELAND
                            ARLINGTON, TEXAS 76011
            (Former name or address, if changed since last report)

ITEM 1.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 9, 1996, The Company Doctor (the "Registrant") acquired all of the outstanding capital stock of Montfort Insurance Company (the "Subsidiary") located in Lubbock, Texas for $687,010 cash, pursuant to a Stock Purchase Agreement, effective as of June 30, 1996, between the Registrant and the sole corporate shareholder of the Subsidiary. The Subsidiary's name will be changed to Risk Management Assurance Corporation to more appropriately reflect the nature of the proposed business.

         Through the Subsidiary, the Registrant intends to enter the workers' compensation insurance market by participation in insurance policies with other workers' compensation insurers that will serve as the issuing carriers. The Registrant will establish reserves for estimated claim and claim settlement expenses, which reserves will be set by the issuing carrier and will be based upon the prior claims paid, the industry in which the customer operates and the risks associated with that industry. At this time the Registrant can not estimate the reserves required. The Registrant expects that the acquisition will permit the Subsidiary to recognize directly some of the financial benefits available to insurers through application of the Registrant's cost containment strategies utilized in its practice management activities.

         Prior to consummation of the acquisition, the Subsidiary was a dormant multi-line insurance company domiciled and licensed in Texas and was not rated by any nationally-recognized insurance rating organization.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         The Registrant's corporate offices have been moved from Suite 100, 1200 E. Copeland, Arlington, Texas 76011 to Suite 1800, 5215 North O'Connor, Irving, Texas 75039. Its new telephone number is (214) 401-8300.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) It is impracticable to provide the required financial statements relative to the Subsidiary at this time. In accordance with Item 7(a)(1), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (b) It is impracticable to provide the required pro forma financial information relative to the Subsidiary and the Registrant at this time. In accordance with Item 7(b)(2), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                               Reg. S-K
Exhibit No.               Description                          Item No.
- -----------               -----------                          --------

     2.2                   Stock Purchase Agreement                2


ITEM 8.  CHANGE OF FISCAL YEAR

         Not Applicable


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE COMPANY DOCTOR


Date:  July 22, 1996                By:    /s/ FRED G. PARRISH
                                       ---------------------------------------
                                       Fred G. Parrish, Chief Operating Officer

                                 EXHIBIT INDEX



Exhibit
Number                    Exhibit Description                           Page
- ------                    -------------------                           -----

 2.2                      Stock Purchase Agreement